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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): September 16, 2002


                            SHILOH INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-21964                   51-0347683
-----------------------------     ---------------         ----------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)

Suite 202, 103 Foulk Road, Wilmington, Delaware                    19803
-----------------------------------------------           ----------------------
    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (302) 998-0592
                                                    ----------------------------


            _________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure

        On September 16, 2002, in connection with the filing of the Form 10-Q of Shiloh Industries, Inc. (the "Company") for the quarter ended July 31, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  SHILOH INDUSTRIES, INC.



                                                  By: /s/ Stephen E. Graham
                                                      --------------------------
                                                      Stephen E. Graham
                                                      Chief Financial Officer

Date: September 16, 2002